                                                                               .
                                                                               .
                                                                               .

                                                                  EXHIBIT (5)(a)

(NEW YORK LIFE LOGO)
                                                APPLICATION FOR DEFERRED VARIABLE ANNUITIES TO:
                               NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC) (A DELAWARE CORPORATION)
            EXECUTIVE OFFICE: 51 Madison Avenue, New York, NY  10010 HOME OFFICE: 200 Continental Drive, Suite 306, Newark, DE 19713
                                                                                                                PLEASE PRINT OR TYPE

--------------------------------------------------------------------------------
1. PRODUCT SELECTION (Choose ONE annuity product below. All products may not be available in all jurisdictions.)

[ ] NEW YORK LIFE EXTRA CREDIT          [ ] NEW YORK LIFE SMART VALUE
    VARIABLE  ANNUITY (ECVA)                VARIABLE ANNUITY (SVVA)

 FOR ECVA OR SVVA ONLY, you MUST check one box below for the M&E charge option.

            M&E Charge based on: [ ] Accumulation Value    [ ] Adjusted Premium*

   *NOTE: TSA LOANS ARE NOT AVAILABLE IF YOU ELECT THE M&E CHARGE BASED ON ADJUSTED PREMIUM.

[ ] NEW YORK LIFE FLEXIBLE PREMIUM       [ ] NEW YORK LIFE ACCESS VARIABLE
    VARIABLE ANNUITY (FPVA)                  ANNUITY (AVA)**
                                     **TSA Loans not available for this product.

                 Annuity Commencement at Age 90 for all products

---------------------------------------------------------------------------------------------------------------------
2. OWNER

First Name                 Middle Name              Last Name      Suffix [ ] Male         Date of Birth (mm/dd/yyyy)
                                                                          [ ] Female
---------------------------------------------------------------------------------------------------------------------
Residence:    Street                City                  State              Country                   Zip

---------------------------------------------------------------------------------------------------------------------
Telephone No. (day)        Telephone No. (Evening)  __Social Security No. or __Tax ID No. __ Exempt __ Applied for
(     )                    (     )
---------------------------------------------------------------------------------------------------------------------
Relationship to Annuitant                                 Country of Citizenship
                                                          [ ] U.S.   Other ______________
---------------------------------------------------------------------------------------------------------------------
Joint Owner   First Name     Middle Name            Last Name         Suffix [ ] Male      Date of Birth (mm/dd/yyyy)
                                                                             [ ] Female
---------------------------------------------------------------------------------------------------------------------
Relationship to Owner    Country of Citizenship     __Social Security No. or __Tax ID No. __ Exempt __ Applied for
                         [ ] U.S. Other ____________
---------------------------------------------------------------------------------------------------------------------
3. ANNUITANT (If same as Owner, check here [ ]. If other than Owner, complete this section.)
First Name                   Middle Name            Last Name         Suffix [ ] Male      Date of Birth (mm/dd/yyyy)
                                                                             [ ] Female
---------------------------------------------------------------------------------------------------------------------
Residence:  Street                  City                 State               Country                   Zip

---------------------------------------------------------------------------------------------------------------------
__Social Security No. or __Tax ID No. __ Exempt __ Applied for     Country of Citizenship
                                                                   [ ] U.S.  Other______________
---------------------------------------------------------------------------------------------------------------------
4. PREMIUM AMOUNT (If applicable, attach check payable to NYLIAC.)
A. Premium Amount          B. Flexible Premium (FPVA) only. Check one box below:
                              [ ] C-O-M (Submit Form 18492)
$ ______________              [ ] Employer Billing Arrangement (Submit Form 18483)

                           Scheduled Flexible Premium Amount $ ______________
---------------------------------------------------------------------------------------------------------------------

5. BENEFICIARY(IES) (NOTE: If more than one beneficiary is named, indicate the class and percentage for each. Each class must total 100%.)
[ ] SURVIVING SPOUSE UNDER JOINT SPOUSAL OWNERSHIP (FOR NON-QUALIFIED PLAN ONLY) This designation is available only if (i) spouses are Joint Owners and (ii) upon the death of either spouse, the surviving spouse wants the option to continue the policy as the sole Owner and, if applicable, the Annuitant.
NOTE: When the "Surviving Spouse Under Joint Spousal Ownership" option is selected above, complete the section below ONLY if there are CONTINGENT beneficiaries.

CLASS
_ Primary
_ Contingent                                                                                                        %
              ------------------------------------------------------------------------------------------------------
                 /\Name (First, Middle Initial, Last)          Relationship to Owner          Percentage
_ Primary
_ Contingent                                                                                                        %
              ------------------------------------------------------------------------------------------------------
                 /\Name (First, Middle Initial, Last)          Relationship to Owner          Percentage
_ Primary
_ Contingent                                                                                                        %
              ------------------------------------------------------------------------------------------------------
                 /\Name (First, Middle Initial, Last)          Relationship to Owner          Percentage
_ Primary
_ Contingent                                                                                                        %
              ------------------------------------------------------------------------------------------------------
                 /\Name (First, Middle Initial, Last)          Relationship to Owner          Percentage

208-594                              SPECIMEN COPY

------------------------------------------------------------------------------------------------------------
6. PLAN TYPE (Choose ONE plan and complete the appropriate  section and applicable transfer/exchange form.)
[ ] NON-QUALIFIED   Is this a 1035 Exchange?  [ ]Yes    [ ]No   What is the Cost Basis?     $ ______________
------------------------------------------------------------------------------------------------------------
Qualified:
[ ] IRA     [ ] SEP IRA     [ ] Roth IRA     [ ] SIMPLE IRA

Current Year Contribution      Prior Year Contribution      Transfer Amount      Rollover Amount
-------------------------      -----------------------
$           Year ____          $          Year ____         $                    $
------------------------------------------------------------------------------------------------------------
[ ] INHERITED IRA (not  Transfer Amount
available on FPVA)      $
------------------------------------------------------------------------------------------------------------
[ ] 403(b)(TSA)*    Is this an ERISA Plan? [ ] Yes [ ] No                       Transfer Amount
(Non-ERISA Only)    NOTE: 403(B)(TSA) NOT AVAILABLE IF IT IS SUBJECT TO ERISA.  $
                    EMPLOYEE SHOULD ASK EMPLOYER IF PLAN IS SUBJECT TO ERISA.
------------------------------------------------------------------------------------------------------------
*NOTE:  TSA LOANS ARE ONLY AVAILABLE FOR THOSE PRODUCTS WHERE THE MORTALITY AND EXPENSE RISK AND
ADMINISTRATIVE COSTS CHARGE IS DETERMINED BASED ON THE VARIABLE ACCUMULATION VALUE, EXCEPT AVA.

------------------------------------------------------------------------------------------------------------
7. RIDERS  These riders provide benefits for a charge that may vary. Refer to the terms described in the prospectus and in the rider(s) that will be attached to your Policy, if selected here. All riders may not be available for all products and/or jurisdictions.

[ ] (ADBR) Annual Death Benefit Reset  [ ] (IPP) Investment Protection Plan   [ ] (EBB) Enhanced Beneficiary
    (Not available with FPVA)              (Not available with FPVA and AVA)            Benefit

------------------------------------------------------------------------------------------------------------
8.    ADDITIONAL INFORMATION:

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

208-594                              SPECIMEN COPY

--------------------------------------------------------------------------------
9. FRAUD AND DISCLOSURE STATEMENTS FOR THE FOLLOWING JURISDICTIONS:

COLORADO: IT IS UNLAWFUL TO KNOWINGLY PROVIDE FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE COMPANY. PENALTIES MAY INCLUDE IMPRISONMENT, FINES, DENIAL OF INSURANCE, AND CIVIL DAMAGES. ANY INSURANCE COMPANY OR AGENT OF AN INSURANCE COMPANY WHO KNOWINGLY PROVIDES FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO A POLICYHOLDER OR CLAIMANT FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE POLICYHOLDER OR CLAIMANT WITH REGARD TO A SETTLEMENT OR AWARD PAYABLE FROM INSURANCE PROCEEDS SHALL BE REPORTED TO THE COLORADO DIVISION OF INSURANCE WITHIN THE DEPARTMENT OF REGULATORY AGENCIES.

ALL OTHER JURISDICTIONS EXCEPT FLORIDA, MASSACHUSETTS, NEW JERSEY, NEW YORK, OKLAHOMA, OREGON, VERMONT AND VIRGINIA: Any person who knowingly and with the intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information, or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties. FOR RESIDENTS OTHER THAN PENNSYLVANIA, the following also applies: Penalties may include imprisonment, fines, or a denial of insurance benefits if a person provides false information.

--------------------------------------------------------------------------------
10. SIGNATURES

I/We agree that: (1) All answers to questions and statements in this application are true to the best of the knowledge and belief of those who made and recorded them. (2) This policy will not become effective unless it is delivered to the Owner while the Owner and the Annuitant are living. (3) Unless otherwise indicated below, the Owner of this policy is the Applicant. (4) Under penalties of perjury, the Taxpayer Identification Number(s) provided on this application are certified to be correct. (5) No Registered Representative is authorized to accept risks, make or change this application or any policy issued by the Company, or give up any of the Owner's rights or requirements. BENEFITS BASED ON THE PERFORMANCE OF THE SEPARATE ACCOUNTS ARE VARIABLE AND ARE NOT GUARANTEED AS TO THE DOLLAR AMOUNT.

Signed at                                                            On
          ------------------------------------------------             ----------------------------------
                           (City/State)                                     (MM/DD/YYYY)

----------------------------------------------      -----------------------------------------------------
/\Owner's Signature                                 /\Joint Owner's Signature (if applicable)

--------------------------------------  --------------------------------------  -------------------------
/\Annuitant's Signature (if other than  /\Applicant's Signature (if other than   Applicant's Printed Name
Owner)                                  Owner)

----------------------------------------------      -----------------------------------------------------
/\Agent's/ Registered Rep.'s Signature               Agent's/ Registered Rep.'s Printed Name

(     )
-------------------------------------  ---------------------------------------  -------------------------
Agent's/ Registered Rep.'s Tel. No.    Agent's/ Registered Rep.'s Code No.       State/License No.

----------------------------------------------      -----------------------------------------------------
General Office Name/No.                             /\Lic. Resident Agent Countersignature

                                                      "Date Received" Stamp Here



208-594                              SPECIMEN COPY